united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2688

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2017

Item 1. Reports to Stockholders.

Boyd Watterson Limited Duration Enhanced Income Fund

Class I Shares – BWDIX
Class I2 Shares – BWDTX

Annual Report
June 30, 2017

1-877-345-9597

www.boydwattersonfunds.com

Boyd Watterson Asset Management, LLC
1801 East 9th Street, Suite 1400
Cleveland, Ohio 44114

Distributed by Northern Lights Distributors, LLC
Member FINRA

Annual Report (Unaudited)
LIMITED DURATION ENHANCED INCOME FUND
June 30, 2017

Dear Investors and Consultants,

Thank you for your confidence in Boyd Watterson Asset Management and for allowing us to manage a portion of your assets in the Boyd Watterson Limited Duration Enhanced Income Fund. The Fund’s objectives and performance highlights are summarized below.

FUND OBJECTIVES

The Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”) seeks (i) income generation as a principal objective and (ii) capital preservation and total return as secondary objectives.

PERFORMANCE HIGHLIGHTS

The Fund’s net return from inception on July 29, 2016 through June 30, 2017 was 3.28%. The Fund’s benchmark, the Bloomberg Barclays 1-to-3 year Government/Credit Index, returned 0.33% over the same period. The relative outperformance versus the benchmark was due to the Fund’s holdings of out-of-benchmark securities, particularly below investment grade-rated securities.

During the period, the Fund’s allocation to high yield bonds, particularly BB-rated issues, was a key contributor to performance while the allocation to BB-rated leveraged loans contributed modestly to performance. In terms of security selection, the three largest contributors to performance were Charles Schwab Corp., Beacon Roofing Supply Inc., and Moog Inc. The three largest detractors from performance were GNC Corp., PetSmart Inc., and Columbus McKinnon Inc. From an industry perspective, the Fund’s allocation to consumer non-cyclicals, industrials, and financials contributed the most to performance during the period while the allocation to energy, utilities, and basic materials contributed the least to performance.

The market conditions during the period under review were favorable for credit-focused strategies such as the Fund. In addition, interest rates, as measured by the U.S. 10-year Treasury yield, rose during the period, which negatively impacted fixed income indices with longer duration profiles. For example, the Bloomberg Barclays Aggregate Index returned a negative 0.94% for the period July 29, 2016 through June 30, 2017 compared to the Fund’s return of 3.28%.

Annual Report (Unaudited)	June 30, 2017
LIMITED DURATION ENHANCED INCOME FUND

PORTFOLIO CHARACTERISTICS
	Fund	Benchmark*
SEC 30-day Yield	3.95%	1.57%
Average Duration	2.00 Years	1.94 Years
Investment Grade	20%	100%
High Yield	80%	0%
Ticker Symbol	BWDTX	LGC3TRUU
INVESTMENT ALLOCATION
	Fund	Benchmark*
Investment Grade Bonds	16%	100%
Investment Grade Loans	2%	0%
High Yield Bonds	48%	0%
High Yield Loans	32%	0%
Cash	2%	0%
	100%	100%

Portfolio holdings as of June 30, 2017.

Source: BondEdge, Bloomberg, Merrill Lynch Indices and internal models.

*	Benchmark: Barclays Capital 1-3 Yr Govt/Credit Index.

Portfolio allocations are subject to change and should not be considered investment advice.

Annual Report (Unaudited)	June 30, 2017
LIMITED DURATION ENHANCED INCOME FUND

TOP TEN HOLDINGS
DESCRIPTION	PERCENT OF TOTAL
Allegion PLC 5.88% 09/15/23	2.65%
Southern Company 5.50% 03/15/57	2.58%
LKQ Corp 4.75% 05/15/23	2.42%
Scotts Miracle-Gro Company 6.00% 10/15/23	2.33%
Goldman Sachs Group Inc 5.38% 05/10/2020	2.28%
Masonite Int 144A 5.63% 03/15/23	2.05%
KAR Auction TL B5 1L 3.71% 03/09/23	2.04%
Bank of New York Mellon Corp 4.95% 06/20/2020	2.03%
Charles Schwab Corp 7.00% 02/01/2022	2.00%
iShares JP Morgan EMB	1.98%
Total	22.37%

Note: Portfolio holdings are subject to change and should not be considered investment advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Boyd Waterson Limited Duration Enhanced Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.boydwattersonfunds.com or by calling 1-877-345-9597. The prospectus should be read carefully before investing. The Boyd Waterson Limited Duration Enhanced Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Investments in Mutual Funds involve risk including possible loss of principal. The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign equity securities held by the Fund. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Because the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities.

Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. The interest rate on hybrid corporate securities can fluctuate from fixed to floating rate, which creates uncertainty regarding the interest rate that maybe received. When the Fund invests in other investment companies (such as ETFs and closed end funds), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the potential duplication of management fees. The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results. Preferred securities may pay fixed or adjustable rates of return. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.

Boyd Watterson Asset Management, LLC is not affiliated with Northern Lights Distributors, LLC Member FINRA/SIPC.

You cannot directly invest in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

This information is a summary in nature and is not a complete representation of the Fund. These terms may change at any time. This is not an offer or a solicitation to purchase interests in the Fund. If you have an interest in the Fund, you will be given a complete set of offering documents. You must rely only on the information contained in those documents in making any decision to invest.

8159-NLD-8/11/2017

Annual Report (Unaudited)	June 30, 2017
LIMITED DURATION ENHANCED INCOME FUND

INVESTMENT DEFINITIONS

Barclays Capital 1-3 Year Govt/Credit

The Bloomberg Barclays US Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

10 Year Treasury

Yields are yield to maturity and pre-tax. Indices have increased in precision as of 5/20/2008 to 4 decimal places. The rates are comprised of Generic United States on-the-run government bill/note/bond indices.

Barclays Aggregate

The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Barclays Capital Intermediate Govt/Credit

The Bloomberg Barclays US Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

BofA Merrill Lynch 1-3 Year BBB US Corporate Index

The BofA Merrill Lynch 1-3 Year BBB US Corporate Index is a subset of The BofA Merrill Lynch US Corporate Index including all securities with a remaining term to final maturity less than 3 years and rated BBB1 through BBB3, inclusive.

The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index

The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of The BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.

The BofA Merrill Lynch 1-3 Year B Cash Pay High Yield Index

The BofA Merrill Lynch 1-3 Year B Cash Pay High Yield Index is a subset of The BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated B1 through B3, inclusive.

Credit Suisse Leverage Loan Index

Credit Suisse (“CS”) Leveraged Loan (“LL”) is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.

Effective Duration

A duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Source: Barclays Bloomberg, Credit Suisse, BofA Merrill Lynch, The Federal Reserve

Boyd Watterson Asset Management, a wholly-owned subsidiary of Boyd Watterson Holding Co., is an SEC-registered investment adviser that manages a variety of fixed income and equity strategies The firm maintains a complete list and description of composites, which is available upon request

Boyd Watterson Asset Management LLC claims compliance with the Global Investment Performance Standards (GIPS*) and has prepared and presented this report in compliance with the GiPS standards. Boyd Watterson Asset Management LLC has been independently verified for the periods July 1, 2000 through December 31. 2016. The verification reports are available upon request. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. Verification does not ensure the accuracy of any specific composite presentation

Results are based on fully discretionary accounts under management. Different types of investments and strategies involve varying levels of risk, and there can be no assurance that any specific investment or investment strategy will be suitable or profitable for a clients or prospective client’s portfolio and may result in a loss of principal.

For reasons including variances in holdings among Composite accounts, variances in the investment management fee incurred, market fluctuation, the date on which a client engaged Boyd Watterson’s investment management services, and any account contributions or withdrawals, the performance of a specific client’s account may vary substantially from Boyd Watterson’s composite performance results. Past performance is not indicative of future results.

The U.S. dollar is the currency used to express performance.

Boyd Watterson’s fee scale for the Boyd Watterson Limited Duration Enhanced Income Composite is 40 bps Returns are presented gross and net of fees and include the reinvestment of all income. The gross performance is calculated by adding 40% annually or 03% monthly to the net-of-fee performance return. Gross returns are shown as supplemental information and are stated gross of the annual fee. Additional Information regarding policies for valuing portfolios, calculating performance, and preparing a compliant presentation are available upon request

Boyd Watterson Limited Duration Enhanced Income Composite - for comparison purposes the composite is measured against the Barclays 1-3 Year Government/Credit Index, which consists of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The Composite’s objectives are to obtain high levels of current income, to seek opportunities for capital appreciation and to control volatility in an effort to preserve principal by investing primarily in mid-grade credit rated corporate bonds and leveraged loans, with a focus on short-to-intermediate term maturities. The portfolio is invested in 8- or better, dollar denominated fixed income securities from various sectors like Corporates and other non-benchmark sectors like High yield, Leveraged Loans, and Preferred Stock. High Yield bonds carry increased levels of credit and default risk and are less liquid than other fixed income securities. The overall level of risk should be higher than that of the benchmark given the significant exposure to corporate credit and non-benchmark sectors and securities. Returns are generated and risks are minimized through duration management, yield curve structure, sector allocation, security selection, volatility management, and tactical spread management. The minimum account size for this composite is $1 million. The composite was created on December 31, 2013. All performance represents actual returns as opposed to model or simulated returns.

Period	Composite Assets (MM)	Firm Assets (MM)	% of SMA Accounts	Accounts at Period End	Composite Gross Return (%)	Net of fees Return (%)	Benchmark Return (%)	Composite Dispersion (%)	Composite 3 Yr Ex-Post Std. Dev.	Benchmark 3 Yr Ex-Post Std. Dev.
2016	960	6.610		1	6.37%	6.05	1.28%	N/A	1.49	0.75
2015	102.9	6,411		1	2.03%	1.76	0.65%	N/A	—	—
2014	69.1	5.669		1	1.72%	1.45	0.77%	N/A	—	—

Boyd Watterson Limited Duration Enhanced Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures(*) for the periods ended June 30, 2017, compared to its benchmark:

	One	Three	Since	Since
	Year	Year	Inception (c)	Inception (d)
Boyd Watterson Limited Duration Enhanced Income Fund - Class I	N/A	N/A	1.03%	N/A
Boyd Watterson Limited Duration Enhanced Income Fund - Class I2 (a)	4.71%	3.48%	N/A	3.58%
Bloomberg Barclays Capital U.S. 1-3 Year Govt/Credit Bond Index (b)	0.35%	0.95%	0.13%	0.99%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2017 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 0.55% and 0.40% of average daily net assets attributable to Class I and Class I2, respectively. Please review the Fund’s most recent prospectus for more detail on this universal fee. Class I and Class I2’s total annual expense ratio is 0.62% and 0.61% per the Fund’s most recent prospectus, respectively. For performance information current to the most recent month-end, please call toll-free 1-877-345-9597.

(a)	The Fund is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I2 Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”).

(b)	The Bloomberg Barclays Capital U.S. 1-3 Year Govt/Credit Bond Index is an unmanaged index which is a component of the US Government/Credit Bond Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years.

(c)	Class I inception date is April 13, 2017 (d) Class I2 inception date is July 15, 2013.

Comparison of the Change in Value of a $10,000,000 Investment

Top Holdings by Industry	Percentage of Net Assets
Financial	18.8%
Industrial	18.5%
Consumer Non-Cyclical	17.8%
Consumer Cyclical	17.7%
Communications	7.5%
Utilities	4.3%
Energy	4.1%
Basic Materials	4.0%
Debt Fund	3.1%
Diversified	0.9%
Preferred Stock	0.9%
Other Assets in Excess of Liabilities	2.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS
June 30, 2017

Shares				Fair Value
	EXCHANGE TRADED FUNDS - 3.1%
	DEBT FUNDS - 3.1%
20,000	iShares JP Morgan USD Emerging Markets Bond ETF			$2,287,200
50,000	PowerShares Variable Rate Preferred Portfolio			1,308,000
	TOTAL EXCHANGE TRADED FUNDS (Cost $3,571,394)			3,595,200

Par Value		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 59.8%
	BASIC MATERIALS - 4.0%
$1,500,000	Clearwater Paper Corp.	4.5000	2/1/2023	1,485,000
1,000,000	Mercer International, Inc.	7.7500	12/1/2022	1,076,250
1,500,000	NOVA Chemicals Corp. ^	5.2500	8/1/2023	1,546,875
500,000	Steel Dynamics, Inc.	5.2500	4/15/2023	521,875
				4,630,000
	COMMUNICATIONS - 3.7%
1,575,000	CCO Holdings LLC / CCO Holdings Capital Corp.	5.7500	1/15/2024	1,663,594
2,000,000	Lamar Media Corp.	5.8750	2/1/2022	2,070,000
475,000	Match Group, Inc.	6.3750	6/1/2024	518,344
				4,251,938
	CONSUMER CYCLICAL - 8.6%
1,000,000	L Brands, Inc.	5.6250	2/15/2022	1,075,000
2,740,000	LKQ Corp.	4.7500	5/15/2023	2,808,500
1,750,000	Penske Automotive Group, Inc.	5.7500	10/1/2022	1,811,250
100,000	PulteGroup, Inc.	4.2500	3/1/2021	104,500
1,500,000	Sally Holdings LLC / Sally Capital, Inc.	5.7500	6/1/2022	1,543,125
2,500,000	Scotts Miracle-Gro Co.	6.0000	10/15/2023	2,696,250
				10,038,625
	CONSUMER NON-CYCLICAL - 8.2%
2,000,000	JBS USA LUX SA / JBS USA Finance, Inc. ^	8.2500	2/1/2020	2,010,000
310,000	KAR Auction Services, Inc. ^	5.1250	6/1/2025	316,587
1,750,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.	4.8750	5/1/2021	1,789,375
1,200,000	Spectrum Brands, Inc.	6.6250	11/15/2022	1,263,000
2,080,000	TreeHouse Foods, Inc.	4.8750	3/15/2022	2,158,000
1,800,000	WhiteWave Foods Co.	5.3750	10/1/2022	2,032,717
				9,569,679
	ENERGY - 4.1%
2,000,000	Concho Resources, Inc.	5.5000	10/1/2022	2,060,000
1,041,000	Parsley Energy LLC / Parsley Finance Corp. ^	6.2500	6/1/2024	1,098,255
1,500,000	RSP Permian, Inc.	6.6250	10/1/2022	1,563,750
				4,722,005
	FINANCIAL - 18.0%
500,000	Bank of America Corp. #	6.3000	3/10/2026	561,875
2,250,000	Bank of New York Mellon Corp. #	4.9500	6/20/2020	2,349,562
1,000,000	Capital One Financial Corp. #	5.5500	6/1/2020	1,052,500
2,000,000	Charles Schwab Corp. #	7.0000	2/1/2022	2,315,000
500,000	CIT Group, Inc. #	5.8000	6/15/2022	522,500
1,500,000	Citigroup, Inc. #	6.1250	11/15/2020	1,614,375
1,500,000	Citizens Financial Group, Inc. #	5.5000	4/6/2020	1,571,250
1,116,000	E*TRADE Financial Corp. #	5.8750	9/15/2026	1,188,540
2,500,000	Goldman Sachs Group, Inc. #	5.3750	5/10/2020	2,630,125
1,500,000	JPMorgan Chase & Co. #	5.3000	5/1/2020	1,565,625
1,000,000	MetLife, Inc. #	5.2500	6/15/2020	1,040,720
1,000,000	Morgan Stanley #	5.5500	7/15/2020	1,046,000
1,000,000	PNC Financial Services Group, Inc. #	6.7500	8/1/2021	1,128,750
725,000	Synovus Financial Corp. #	5.7500	12/15/2025	771,219
1,000,000	US Bancorp #	5.1250	1/15/2021	1,065,300
500,000	Wells Fargo & Co. #	5.8750	6/15/2025	551,610
				20,974,951

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Par Value		Coupon Rate (%)	Maturity	Fair Value
	INDUSTRIAL - 10.6%
$2,850,000	Allegion PLC	5.8750	9/15/2023	$3,070,875
1,000,000	Berry Plastics Corp.	5.1250	7/15/2023	1,045,000
1,000,000	Berry Plastics Corp.	6.0000	10/15/2022	1,070,000
1,135,000	General Electric Co. #	5.0000	1/21/2021	1,206,108
1,450,000	Huntington Ingalls Industries, Inc. ^	5.0000	12/15/2021	1,504,375
2,267,000	Masonite International Corp. ^	5.6250	3/15/2023	2,380,350
2,025,000	Moog, Inc. ^	5.2500	12/1/2022	2,116,125
				12,392,833
	UTILITIES - 2.6%
2,825,000	Southern Co. #	5.5000	3/15/2057	2,982,747

	TOTAL CORPORATE BONDS (Cost $69,032,226)			69,562,778

	BANK LOANS - 33.8%
	COMMUNICATIONS - 3.8%
500,000	Cable One, Inc.	3.4300*	5/1/2024	502,500
989,691	Charter Communications Operating LLC	3.0000*	1/3/2021	993,288
970,000	SBA Senior Finance II LLC	3.2500*	3/24/2021	973,404
1,960,150	Sinclair Television Group, Inc.	3.2500*	1/3/2024	1,966,301
				4,435,493
	CONSUMER CYCLICAL - 9.1%
2,220,550	Beacon Roofing Supply, Inc.	3.7439*	10/1/2022	2,231,680
1,000,000	Burlington Coat Factory Warehouse Corp.	3.7500*	7/29/2021	1,001,875
1,496,241	Four Seasons Hotels Ltd.	3.5447*	11/30/2023	1,507,491
2,008,982	Hanesbrands, Inc.	3.4928*	4/29/2022	2,025,304
994,988	HD Supply, Inc.	3.8968*	10/17/2023	1,000,289
980,088	SRAM LLC	4.7000*	3/15/2024	981,930
1,893,333	Winnabago Industries, Inc.	5.5500*	11/8/2023	1,905,292
				10,653,861
	CONSUMER NON-CYCLICAL - 9.6%
1,488,750	Coty, Inc.	3.4828*	10/27/2022	1,496,683
242,500	DaVita, Inc.	3.7428*	6/24/2021	244,718
1,000,000	Jacobs Douwe Egberts International BV	3.4375*	7/2/2022	1,005,000
2,338,216	KAR Auction Services, Inc.	4.7225*	3/9/2023	2,355,753
995,000	Pinnacle Foods Finance LLC	2.9828*	2/3/2024	999,544
1,990,000	ServiceMaster Co. LLC	3.4928*	11/8/2023	2,003,726
1,069,207	Spectrum Brands, Inc.	3.0000*	6/23/2022	1,074,009
1,980,000	TruGreen LP	6.5000	4/13/2023	1,999,850
				11,179,283
	DIVERSIFIED - 0.9%
1,000,000	First Eagle Holdings, Inc.	4.6557*	12/1/2022	1,009,375

	FINANCIAL - 0.8%
957,051	Vantiv LLC	3.4900*	10/14/2023	967,447

	INDUSTRIAL - 7.9%
2,000,000	Avolon TLB Borrower 1 US LLC	3.7428*	3/20/2022	2,014,380
1,893,876	Columbus McKinnon Corp.	4.1468*	1/20/2024	1,913,314
500,000	Clark Equipment Co.	3.9294*	5/12/2024	502,190
491,250	Energizer Holdings, Inc.	3.4928*	6/30/2022	494,934
2,209,212	Mueller Water Products, Inc.	3.5000*	11/25/2021	2,229,934
1,994,987	Welbilt, Inc.	5.8362*	3/3/2023	2,010,817
				9,165,569

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2017

Par Value		Coupon Rate (%)	Maturity	Fair Value
	UTILITIES - 1.7%
$1,960,000	Calpine Corp.	3.9000*	5/27/2022	$1,960,766

	TOTAL BANK LOANS (Cost $39,316,426)			39,371,794

Shares
	PREFERRED STOCK - 0.9%
41,000	NuStar Energy LP	8.5000	Perpetual	1,071,330
	TOTAL PREFERRED STOCK (Cost $1,098,390)			1,071,330

	SHORT-TERM INVESTMENT - 0.1%
115,600	Fidelity Investments Money Market Fund - Institutional Class, 0.85% (a)
	(Cost $115,600)			115,600

	TOTAL INVESTMENTS (Cost $113,134,036) (b) - 97.7%			$113,716,702
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%			2,731,593
	NET ASSETS - 100.0%			$116,448,295

LLC - Limited Liability Company

*	Floating rate, rate shown represents the rate at June 30, 2017.

#	Variable rate, rate shown represents the rate at June 30, 2017.

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 9.42% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(a)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $112,808,798 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,106,466
Unrealized depreciation	(198,562)
Net unrealized appreciation	$907,904

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017

ASSETS
Investment securities:
At cost	$113,134,036
At fair value	$113,716,702
Cash at broker	1,874,868
Dividends and interest receivable	960,181
Prepaid expenses	4,165
TOTAL ASSETS	116,555,916

LIABILITIES
Investment advisory fees payable	58,365
Payable to related parties	49,256
TOTAL LIABILITIES	107,621
NET ASSETS	$116,448,295

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$115,967,859
Accumulated undistributed net investment income	51,923
Accumulated net realized loss on investments	(154,153)
Net unrealized appreciation on investments	582,666
NET ASSETS	$116,448,295

Net Asset Value Per Share:
Class I Shares:
Net Assets	$1,535,263
Shares of beneficial interest outstanding *	153,234

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.02

Class I2 Shares:
Net Assets	$114,913,032
Shares of beneficial interest outstanding *	11,459,446

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.03

*	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF OPERATIONS
For the Period Ended June 30, 2017 *

INVESTMENT INCOME
Dividends	$48,540
Interest, net of amortization	3,183,098
TOTAL INVESTMENT INCOME	3,231,638

EXPENSES
Investment advisory fees	361,934
Administrative services fees	171,919
TOTAL EXPENSES	533,853

Less: Fees waived by the advisor	(171,485)

NET EXPENSES	362,368

NET INVESTMENT INCOME	2,869,270

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(211,030)
Net change in unrealized appreciation on investments	582,666
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	371,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,240,906

*	The Boyd Watterson Limited Duration Enhanced Income Fund commenced operations on July 29, 2016.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
June 30, 2017 **
FROM OPERATIONS
Net investment income	$2,869,270
Net realized loss from investments	(211,030)
Net change in unrealized appreciation on investments	582,666
Net increase in net assets resulting from operations	3,240,906

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class I	(12,674)
Class I2	(2,974,511)
Net decrease in net assets from distributions to shareholders	(2,987,185)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	1,527,332
Class I2	111,788,907 ***
Reinvestment of distributions to shareholders:
Class I	12,674
Class I2	2,890,788
Payments for shares redeemed:
Class I	—
Class I2	(25,127)
Net increase in net assets from shares of beneficial interest	116,194,574

TOTAL INCREASE IN NET ASSETS	116,448,295

NET ASSETS
Beginning of Period	—
End of Period *	$116,448,295
* Includes accumulated undistributed net investment income of:	$51,923

SHARE ACTIVITY
Class I:
Shares Sold	151,969
Shares Reinvested	1,265
Net increase from share activity	153,234

Class I2:
Shares Sold	11,172,719 ***
Shares Reinvested	289,245
Shares Redeemed	(2,518)
Net increase in shares of beneficial interest outstanding	11,459,446

**	The Boyd Watterson Limited Duration Enhanced Income Fund commenced operations on July 29, 2016.

***	See Note 1.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Class I
For the
Period Ended
June 30, 2017 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.07
Net realized and unrealized gain on investments	0.03
Total from investment operations	0.10
Less distributions from:
Net investment income	(0.08)
Total distributions	(0.08)
Net asset value, end of period	$10.02
Total return (3,4)	1.03%
Net assets, end of period (000s)	$1,535
Ratio of gross expenses to average net assets (5,6,7)	0.74%
Ratio of net expenses to average net assets (6,7)	0.55%
Ratio of net investment income to average net assets (7)	3.48%
Portfolio Turnover Rate (4)	88%

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class I commenced operations on April 13, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

Class I2
For the
Period Ended
June 30, 2017 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.29
Net realized and unrealized gain on investments	0.03
Total from investment operations	0.32
Less distributions from:
Net investment income	(0.29)
Total distributions	(0.29)
Net asset value, end of period	$10.03
Total return (3,4)	3.28%
Net assets, end of period (000s)	$114,913
Ratio of gross expenses to average net assets (5,6,7)	0.59%
Ratio of net expenses to average net assets (6,7)	0.40%
Ratio of net investment income to average net assets (7)	3.19%
Portfolio Turnover Rate (4)	88%

(1)	The Boyd Watterson Limited Duration Enhanced Income Fund Class I2 commenced operations on July 29, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2017

1.	ORGANIZATION

Boyd Watterson Limited Duration Enhanced Income Fund (the ’‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’). The Fund currently consists of two class of shares. The Fund’s Class I2 is the successor to the Boyd Watterson Limited Duration Mid-Grade Fund, LLC, (the “Predecessor Fund”). The Predecessor Fund was organized under the laws of the State of Delaware as a limited liability company effective July 19, 2012, and commenced operations on July 15, 2013. Class I commenced operations on April 13, 2017. The Predecessor Fund’s investment objective was to generate current income consistent with a strategy that focuses on capital preservation, without taking significant duration risk. The Fund seeks income generation as a principal objective and capital preservation and total return as secondary objectives.

The Fund acquired all of the assets and liabilities of the Predecessor Fund in a tax-free reorganization on July 29, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I2 shares of the Fund. The net asset value of the Fund’s shares on the close of business July 29, 2016, after the reorganization, was $10.00 for Class I2 shares and received securities valued at $84,598,973 and cash and other receivables valued at $1,642,722 for a total of $86,241,695 in exchange for 8,624,171 Class I2 shares. The Fund has elected to use the fair value of securities acquired as the new cost basis for the Fund’s investments.

The Fund offer two classes of shares, Class I and Class I2. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (’‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2017, for the Fund’s investments measured at fair value:

		Level 2	Level 3
	Level 1	(Other Significant	(Other Significant
Assets*	(Quoted Prices)	Observable Inputs)	Unobservable	Total
Exchange Traded Funds	$3,595,200	$—	$—	$3,595,200
Corporate Bonds	—	69,562,778	—	69,562,778
Bank Loans	—	39,371,794	—	39,371,794
Preferred Stock	1,071,330	—	—	1,071,330
Short-Term Investment	115,600	—	—	115,600
Total	$4,782,130	$108,934,572	$—	$113,716,702

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid quarterly. Distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions expected to be taken in the Fund’s June 30, 2017 tax returns and has concluded to date that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Fixed Income Risk – When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Counterparty Credit Risk – The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Bank Loans Risk – The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis (in some cases, longer than 7 days), potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. The Fund may need a line of credit in order to meet redemptions during these periods, which may increase the Fund’s expenses. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended June 30, 2017, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $107,846,420 and $78,338,100, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Boyd Watterson Asset Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.40%. Pursuant to the advisory agreement, the Fund accrued $361,934 in advisory fees for the period ended June 30, 2017.

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (“Waiver Agreement”) until at least October 31, 2017, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))), will not exceed 0.55% and 0.40% of the daily average net assets attributable to Class I and Class I2 shares, respectively. The Advisor may seek reimbursement for expenses waived or paid by it during the prior years; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

The Board may terminate this expense reimbursement arrangement at any time. For the period ended June 30, 2017, the Advisor waived fees in the amount of $171,485, which is subject to recapture through June 30, 2020, pursuant to the Waiver Agreement.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the period ended June 30, 2017, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, the Fund pays GFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Fund. In accordance with this agreement, GFS pays for all other operating expenses for the Fund, including but not limited to legal fees, audit fees, compliance services and custody fees (“universal fee”). As of June 30, 2017, the amounts owed to GFS were $49,256 for the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Advisor (as part of the universal fee).

Blu Giant, LLC (“Blu Giant”) an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Advisor (as part of the universal fee).

Compensation of Directors Effective January 1, 2017, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $20,000, allocated among each of the various portfolios comprising the Trust, for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2016 through December 31, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $16,000 for his or her attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2017, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $5,000, and the Audit Committee Chairman receives a quarterly fee of $3,750.

Additionally, in the event an in-person meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from the Trust. The total amount allocated to the Fund for the period ended June 30, 2017 was $8,277 (as part of the universal fee).

Boyd Watterson Limited Duration Enhanced Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal period ended June 30, 2017 was as follows:

Fiscal Period Ended
June 30, 2017
Ordinary Income	$2,987,185
Long-Term Capital Gain	—
Return of Capital	—
$2,987,185

As of June 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

		Post October			Unrealized	Total
Undistributed	Undisributed	Loss and Late	Capital Loss	Other Book/Tax	Appreciation/	Accumulated
Ordinary Income	Long-Term Gains	Year Loss	Carry Forwards	Differences	(Deprecation)	Earnings/(Deficits)
$51,923	$—	$—	$(154,153)	$(325,238)	$907,904	$480,436

At June 30, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$—	$154,153	$154,153

Permanent book and tax differences, primarily attributable to the gains/(losses) adjustments due to contributions in-kind, and adjustments for paydowns, resulted in reclassifications for the Fund for the fiscal period ended June 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(226,715)	$169,838	$56,877

6.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boyd Watterson Limited Duration Enhanced Income Fund and
Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), a series of Northern Lights Fund Trust III, as of June 30, 2017, and the related statements of operations and changes in net assets, and financial highlights for the period July 29, 2016 (commencement of operations) through June 30, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyd Watterson Limited Duration Enhanced Income Fund as of June 30, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period July 29, 2016 (commencement of operations) through June 30, 2017, ended in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2017

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Boyd Watterson Limited Duration Enhanced Income Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2017

As a shareholder of the Fund, you incur ongoing costs, consisting solely of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	1/1/17	6/30/17	1/1/17 – 6/30/17	1/1/17 – 6/30/17
Class I *	$1,000.00	$1,011.40	$1.18	0.55%
Class I2**	$1,000.00	$1,022.10	$2.01	0.40%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	1/1/17	6/30/17	1/1/17 – 6/30/17**	1/1/17 – 6/30/17
Class I	$1,000.00	$1,022.07	$2.76	0.55%
Class I2	$1,000.00	$1,022.81	$2.01	0.40%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (78) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
				Number
Name, Address,	Position(s) Held with	Length of Service	Principal Occupation(s)	of Funds Overseen	Other Directorships Held
Year of Birth	Registrant	and Term	During Past 5 Years	In The Fund	During Past 5 Years**
				Complex*
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust, (since 1986); University of Utah research Foundation (since April 2000); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (September 1975 to September 2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Retired (since 2014); Asst. Vice President -Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of June 30, 2017, the Trust was comprised of 35 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

6/30/17-NLFT III-v1

Boyd Watterson Limited Duration Enhanced Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2017

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brian Curley* 80 Arkay Drive, Hauppauge, NY 11788 1970	President**/ Treasurer	February 2017 and 2013, respectively, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 -2012); Senior Associate of Fund Administration, Morgan Stanley (1999 -2008).
Eric Kane 80 Arkay Drive, Hauppauge, NY 11788 1981	Secretary	November 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2017), Assistant Vice President, Gemini Fund Services, LLC (2014 - 2017), Staff Attorney, Gemini Fund Services, LLC (2013 - 2014), Law Clerk, Gemini Fund Services, LLC (2009 -2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006 -2008).
William Kimme 17605 Wright Street, Omaha, NE 68130 1962	Chief Compliance Officer	February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009 -2011); Assistant Director, FINRA (2000 -2009).

*	Mr. Curley was elected President of the Trust, effective February 24, 2017.

**	James Ash resigned from his position as President of the Trust effective February 24, 2017

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-345-9597.

6/30/17-NLFT III-v1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-345-9597 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-345-9597.

INVESTMENT ADVISOR
Boyd Watterson Asset Management, LLC
1801 East 9th Street, Suite 1400
Cleveland, Ohio 44114

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $18,000

(b)	Audit-Related Fees

2017 – None

(c)	Tax Fees

2017 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2017
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $ 3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 8/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Executive Officer/President

Date 8/29/2017

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 8/29/2017